SECURITY AGREEMENT
                               ------------------

    THIS AGREEMENT made this 21st day of May, 1998, between HOME STAY LODGE I, LTD., a Florida Limited Partnership, of 4040 North McArthur Boulevard, Suite 100, Irving, Texas, referred to as DEBTOR, and BANK OF PENSACOLA, of 400 West Garden Street, Pensacola, Florida, referred to as SECURED PARTY.

    IN CONSIDERATION of the mutual covenants and promises set forth in this Security Agreement, DEBTOR and SECURED PARTY agree:

                                   SECTION ONE
                                   -----------

                          CREATION OF SECURITY INTEREST

    DEBTOR grants to SECURED PARTY a security interest in the following property, whether now existing or hereinafter acquired, and any and all additions, accessions, and substitutions to or for such property, referred to as the Collateral, and the proceeds and products of said Collateral:

       ALL FURNITURE, FIXTURES, EQUIPMENT, INVENTORY, AND ACCOUNTS RECEIVABLE, NOW OWNED OR HEREINAFTER ACQUIRED BY THE DEBTOR.

to secure the payment of Five Million Four Hundred Twenty Thousand Dollars ($5,420,000.00), as provided in the Note(s) of DEBTOR of the same date as this Security Agreement, and also any and all other liabilities of DEBTOR to SECURED PARTY, direct or indirect, absolute or contingent, due or to become due, now existing or arising after the effective date of this Agreement, referred to as the Obligations.

                                   SECTION TWO
                                   -----------

                      CLAIMS AND DEMANDS AGAINST COLLATERAL

         DEBTOR warrants and covenants that, except for the security interest granted by this Security Agreement, DEBTOR is, or to the extent that this Security Agreement states that the Collateral is to be acquired subsequent to the effective date of this Security Agreement, will be, the owner of the Collateral free from adverse lien, security interest, or encumbrance; and that DEBTOR will defend the Collateral against any and all claims and demands of all persons at any time claiming the Collateral or any interest in such Collateral.

                                  SECTION THREE
                                  -------------

                                USE OF COLLATERAL

    DEBTOR warrants and covenants that the Collateral is not used or bought primarily for personal, family, or household purposes.

                                  SECTION FOUR
                                  ------------

                              STORAGE OF COLLATERAL

    DEBTOR warrants and covenants that the Collateral will be kept at 6315 Mobile Highway, Pensacola, Florida, and 9357 North Davis Highway, Pensacola, Florida; that DEBTOR will promptly notify SECURED PARTY of any change in the location of the Collateral within the State of Florida; and that DEBTOR will not remove the Collateral from the State of Florida without the written consent of SECURED PARTY.

                                  SECTION FIVE
                                  ------------

                           DEBTOR'S PLACE OF BUSINESS

    DEBTOR warrants and covenants that DEBTOR's place of business in the State of Florida is located at 6315 Mobile Highway, Pensacola, Florida, and 9357 North Davis Highway, Pensacola, Florida.

                                   SECTION SIX
                                   -----------

                       ATTACHMENT OF COLLATERAL TO REALTY

    DEBTOR warrants and covenants that if Collateral has been attached to or is to be attached to real estate, a description of the real estate is:

                            SEE ATTACHED EXHIBIT "A"

and the name of the record title owner is HOME STAY LODGE I, LTD.; and that if the Collateral is attached to real estate prior to the perfection of the Security Interest granted, DEBTOR will, on demand of SECURED PARTY, furnish SECURED PARTY with a disclaimer or disclaimers, signed by all persons having an interest in the real estate, of any interest in the Collateral that is prior to SECURED PARTY's interest.

                                  SECTION SEVEN
                                  -------------

                               FINANCING STATEMENT

    DEBTOR warrants and covenants that no financing statement covering any collateral or any proceeds of such collateral is on file in any public of f ice; that at the request of the SECURED PARTY, DEBTOR will join with SECURED PARTY in executing one or more financing statements pursuant to the Uniform Commercial Code of the State of Florida in form satisfactory to SECURED PARTY; and DEBTOR will pay the cost of filing such financing statements in all public offices wherever filing is deemed by he SECURED PARTY to be necessary or desirable.

                                  SECTION EIGHT
                                  -------------

                                    INSURANCE

    DEBTOR warrants and covenants that DEBTOR will have and maintain insurance at all times with respect to all collateral against risks of fire (including so-called extended coverage theft, 'and other risks as SECURED PARTY may require, containing such terms, in such form, for such periods and written by such companies as may be satisfactory to SECURED PARTY, such insurance to be payable to SECURED PARTY and DEBTOR as their interest may appear; that all policies of insurance shall provide for ten (10) days' written minimum cancellation notice to SECURED PARTY, and at the request of SECURED PARTY shall be delivered to and held by it, and that SECURED PARTY may act as attorney for DEBTOR in obtaining, adjusting, settling, and canceling such insurance and endorsing any drafts.

                                  SECTION NINE
                                  ------------

                           LIENS, WASTE AND INSPECTION

    DEBTOR warrants and covenants that DEBTOR will keep the Collateral free from any adverse liens, security interest, or encumbrance and in good order and repair and will not waste and destroy the Collateral or any part of such Collateral; that DEBTOR will not use the Collateral in violation of any statute OR ordinance; and that SECURED PARTY may examine and inspect the Collateral at any time, wherever located.

                                   SECTION TEN
                                   -----------

                              TAXES AND ASSESSMENTS

    DEBTOR warrants and covenants that DEBTOR will pay promptly when due all taxes and assessments on the Collateral or for its use or operation or on this Security Agreement or on any note or notes evidencing the obligation.

                                 SECTION ELEVEN
                                 --------------

                    DISCHARGE OF ENCUMBRANCE BY SECURED PARTY

    At its option, SECURED PARTY may discharge taxes, liens, or security interest or other encumbrances at any time levied or placed on the Collateral, any pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral. DEBTOR agrees to reimburse SECURED PARTY on demand for any payment made, or any expense incurred by SECURED PARTY pursuant to the authorization set forth in this Section.

                                 SECTION TWELVE
                                 --------------

                            POSSESSION UNTIL DEFAULT

    Until default, the DEBTOR may have possession of the Collateral and use it in any lawful manner not inconsistent with this Security Agreement and not inconsistent with any policy of insurance on the Collateral.

                                SECTION THIRTEEN
                                ----------------

                                 ACTS OF DEFAULT

    DEBTOR shall be in default under this Security Agreement upon the happening of any of the following events or conditions:

         A. Default in the payment or performance of any obligations, covenant, or liability contained or referred to in this Security Agreement or in any note or other obligation secured thereby;

         B. any warranty, representation, or statement made or furnished to SECURED PARTY by or on behalf of DEBTOR proves to have been false in any material respect when made or furnished;

         C. Any event that results in the acceleration of the maturity of the indebtedness of the DEBTOR to others under any indenture, agreement or undertaking;

         D. Loss, theft, damage, destruction, sale or encumbrance to or of any of the Collateral, or the making of any levy, seizure, or attachment of or on such Collateral; and

         E. Death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against DEBTOR or any guarantor or surety for debtor.

                                SECTION FOURTEEN
                                ----------------

                       RIGHTS OF SECURED PARTY ON DEFAULT

         A. Upon default and at any time thereafter, SECURED PARTY may declare all obligations secured by this Security Agreement immediately due and payable and shall have the remedies of a secured party under the Uniform Commercial Code of the State of Florida.

         B. SECURED PARTY may require DEBTOR to assemble the Collateral and make it available to SECURED PARTY at a place to be designated by SECURED PARTY that is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to

         (b) This Assignment shall be governed and construed in all respects by the laws of the State of Florida.

         (c) This Assignment shall be and remain in full force and effect until payment in full of all indebtedness secured hereby.

         (d)  If  any  provision  of  this   Assignment   shall  be  invalid  or
unenforceable, the remaining provisions of this Assignment shall nevertheless survive and be and remain in full force and effect.

         (e) As used herein, each term beginning with a capital letter shall have the meaning specified in the Loan Agreement or the other Loan Documents, unless another meaning is specified or clearly appears.

         (f) As used herein, the singular shall include the plural, and the male gender shall include the female and neuter genders, and all obligations of Borrowers hereunder shall be joint and several.

    IN WITNESS WHEREOF, Borrower has caused this instrument to be executed by its duly authorized general partners with an effective date as of the day and year first above written.

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF.

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF.


  /s/ Charles L. Hoffman, Jr.          HOMESTAY LODGE I, LTD., a Florida
Charles L. Hoffman, Jr.                Limited Partnership
                                          By:  Home Stay Lodge, Inc., a
 /a/ Kate Z. Thomas                            Florida Corporation
Kate Z. Thomas
                                               By  /s/ Edward M. McMurphy
                                                 -------------------------------
                                                    Its:
                                                        ------------------------
                                       Its Sole General Partner


STATE OF FLORIDA

COUNTY OF ESCAMBIA

         The foregoing instrument was acknowledged before me this 21st day of May 1998, by Edward R. McMurphy, the President of Home Stay Lodge, Inc., a Florida corporation, the sole general partner of HOME STAY LODGE I, LTD., a Florida limited partnership, on behalf of said partnership ( ) who is personally known to me or (X) who produced Texas driver's license as identification.


                                        /s/ Charles L. Hoffman, Jr.
                                     -------------------------------------------
   [NOTARIAL SEAL]                   NOTARY PUBLIC - STATE OF FLORIDA
                                     Typed Name:________________________________
                                     My Commission Expires: 2/28/01
                                                           ---------------------